               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                     ______________________
                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934


               Filed by the Registrant X
               Filed by a Party other than the Registrant

               Check the appropriate box:
                         Preliminary Proxy Statement
                         Confidential, for Use of the Commission Only
                         (as permitted by Rule 14a-6(e)(2))
                       X Definitive Proxy Statement
                         Definitive Additional Materials
                         Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                        Synthetech, Inc.
        (Name of Registrant as Specified in Its Charter)

                               N/A
       (Name of Person(s) Filing Proxy Statement, if other
                      than the Registrant)

Payment of Filing Fee (Check the appropriate box):
  X  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
      Investment Company Act Rule 20a-1(c)
     $500 per each party to the controversy pursuant to Exchange Act Rule
      14a-6(i)(3)
     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

                    CALCULATION OF FILING FEE
                                Per unit price
                                   or other     Proposed
 Title of each     Aggregate      underlying     maximum
   class of        number of       value of     aggregate
 securities to   securities to   transaction    value of    Total Fee
     which           which         computed    transaction:    Paid
  transaction     transaction    pursuant to
   applies:        applies:        Exchange
                                Act Rule 0-11:

  Fee paid previously with preliminary materials.
  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:                 Filing Party:

Form, Schedule or
Registration Statement No.:             Date Filed:

                        SYNTHETECH, INC.

                       1290 Industrial Way
                      Albany, Oregon  97321

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD JULY 18, 1996

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Synthetech, Inc., an Oregon corporation (the "Company"), will be held at the Portland Hilton, 921 S.W. Sixth Avenue, Portland, Oregon on July 18, 1996, at 1:30 p.m., Pacific Time, for the following purposes:

     1. To elect a Board of four directors for the ensuing year.

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only holders of record of the Company's Common Stock at the close of business on June 12, 1996 will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A list of such shareholders will be available for the inspection of any shareholder, for any purpose germane to the meeting, at least 10 days prior to the Annual Meeting at the offices of the Company at 1290 Industrial Way, Albany, Oregon.

     To assure their representation at the meeting, shareholders are urged to mark, sign, date and return the enclosed proxy as promptly as possible, even if they plan to attend the meeting. Any shareholder attending the meeting may vote in person, even if he or she has returned a proxy, if the proxy is revoked in the manner described in the accompanying Proxy Statement.

                          BY ORDER OF THE BOARD OF DIRECTORS,

                          Charles B. Williams
                          Secretary
                          June 7, 1996
Albany, Oregon


     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THIS MEETING IN PERSON, PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT SO THAT YOUR SHARES WILL BE VOTED. IN THE EVENT YOU ARE PRESENT AT THE MEETING AND WISH TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                        SYNTHETECH, INC.

                       1290 Industrial Way
                      Albany, Oregon  97321


                         PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Synthetech, Inc., an Oregon corporation (the "Company"), for use at the Annual Meeting of Shareholders which will be held on July 18, 1996 at 1:30 p.m., Pacific Time at the Portland Hilton, 921 S.W. Sixth Avenue, Portland, Oregon. This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders (the "Notice") and form of proxy card were first mailed to shareholders on or about June 17, 1996.



                             PROXIES

     The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

     Please MARK, SIGN and DATE the enclosed proxy card and RETURN it promptly in the enclosed envelope provided for this purpose.

                      REVOCATION OF PROXIES

     Any shareholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise: (i) by giving written notice to the Company of such revocation; (ii) by voting in person at the meeting; or (iii) by executing and delivering to the Secretary of the Company a proxy dated a later date.

                ACTION TO BE TAKEN UNDER PROXIES

     The shares represented by proxies in the form solicited by the Board of Directors of the Company will be voted at the Annual Meeting if the proxy is properly executed and is returned to the Secretary of the Company prior to the Annual Meeting. Where a choice is specified with respect to the matter being voted upon, the shares represented by the proxy will be voted in accordance with such specification. The proxy may specify approval of all nominees for directors of the Company, or may withhold approval to vote for any or all of the nominees presented. If no specification is indicated, such shares will be voted in favor of the nominees for directors.

     Although the Company is not aware of any matters to be voted upon at the meeting other than as stated herein and in the accompanying Notice of Annual Meeting of Shareholders, if any other matters are properly brought before the Annual Meeting, the enclosed proxy gives discretionary authority to the persons named in such proxy to vote the shares with respect to any of such matters.

                    OUTSTANDING COMMON STOCK

     On June 12, 1996, the record date for shareholders entitled to vote at the Annual Meeting, the Company had outstanding 13,543,236 shares of common stock, par value $.001 per share (the "Common Stock"), each share of which entitles the holder to one vote at the Annual Meeting. Only shareholders of record at the close of business on June 12, 1996, are entitled to notice of, and to vote at, the Annual Meeting.

                         QUORUM, VOTING

     The presence of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual
Meeting, either in person or by proxy, is required to constitute a quorum at the Annual Meeting.

     On all matters submitted to a vote of the shareholders at the Annual Meeting, each shareholder shall be entitled to one vote for each share of Common Stock owned of record by such shareholder at the close of business on June 12, 1996.

     If you find it inconvenient to attend the meeting in person, your stock will be represented and voted if you will execute and mail the enclosed proxy card. Management urges each shareholder to attend the meeting or to sign and promptly return the enclosed proxy card.

                PRINCIPAL OWNERS OF COMMON STOCK

     The following table sets forth the number of shares of Common Stock and percentage of outstanding shares of Common Stock of the Company owned as of April 25, 1996, by persons who hold of record or are known to beneficially own 5% or more of the outstanding common stock of the Company, each director of the Company, the officers and an employee and all officers and directors as a group.

Name and Address of          Amount and       Percent
Beneficial Owner              Nature of          of
                             Beneficial        Class
                              Ownership

Paul C. Ahrens                1,551,491         11.5%
1290 Industrial Way
Albany, OR

Michael A. Mitton               978,799          7.2%
Suite 22
6300 Estate Frydenhoj
416-1
St. Thomas, U.S.V.I.

M. ("Sreeni")                   641,100(1)       4.7%(2)
Sreenivasan
1290 Industrial Way
Albany, OR
                                    2

Name and Address of          Amount and        Percent
Beneficial Owner              Nature of           of
                             Beneficial         Class
                              Ownership

Howard L. Farkas                 50,000            *
5460 South Quebec
Street
Suite 300
Englewood, CO

Page E. Golsan, III              38,000(3)         *
3205 Canterbury Drive,
South
Salem, OR

JB Partners                   2,000,000         14.8%
919 Third Avenue
New York, NY

Philip L. Knutson,              406,040(4)       3.0%(2)
Ph.D.
1290 Industrial Way
Albany, OR

Charles B. Williams             272,195(5)       2.0%
1290 Industrial Way
Albany, OR

Jay A. Bouwens                    7,500(6)         *
1290 Industrial Way
Albany, OR

All Officers and              2,958,826(3)(4)(5) 21.1%(2)
Directors as
a Group (6 persons)

______________________
*less than 1%.
(1) Includes 219,000 shares of common stock which Mr. Sreenivasan has the right to acquire immediately or within sixty (60) days pursuant to employee stock options. Excludes 33,000 shares of common stock issuable pursuant to stock options held by Mr. Sreenivasan which are not exercisable now or within sixty (60) days.
(2) The denominator used in calculating the percentage is equal to the number of shares outstanding plus the number of shares the beneficial owner (or group of beneficial owners) has a right to acquire immediately or within sixty days pursuant to warrants or options.
(3) Includes 25,000 shares of common stock issuable under a warrant.
(4) Includes 168,240 shares of common stock which Dr. Knutson has the right to acquire immediately or within sixty (60) days pursuant to employee stock options. Excludes 25,000 shares of common stock issuable pursuant to stock options held by Dr. Knutson which are not exercisable now or within sixty (60) days.
(5) Includes 105,720 shares of common stock which Mr. Williams has the right to acquire immediately or within sixty (60) days pursuant to employee stock options. Excludes 17,000 shares of common stock issuable pursuant to stock options held by Mr. Williams which are not exercisable now or within sixty (60) days.
(6) Includes 7,500 shares of common stock which Mr. Bouwens has the right to acquire immediately or within sixty (60) days pursuant to employee stock options. Excludes 7,500 shares of common stock issuable pursuant to stock options held by Mr. Bouwens which are not exercisable now or within sixty (60) days.



                      ELECTION OF DIRECTORS

     There are currently four board positions on the Company's
Board of Directors. The Company has nominated four directors for election at the Annual Meeting. The Company is currently looking for an additional director but it does not expect to have selected a nominee by the time of the Annual Meeting.

     If any of the four nominees for directors become unavailable for any reason (which is not now anticipated), the proxies will vote the shares represented by each proxy for such substitute nominee approved by the Board of Directors. All nominees are now directors of the Company. The directors will be elected to hold office until the next Annual Meeting of Shareholders and the election and qualification of successors.

     The name and age of each nominee for director, their principal positions and offices held in the Company, and the period of time each director has served as a director of the Company are set forth below:

          Name, Age & Position Held     Director of
             with the Company               the
                                          Company
                                           Since

          Paul C. Ahrens (44)              1981
          Chairman of the Board

          Howard L. Farkas (72)            1985
          Director

          Page E. Golsan, III (58)         1991
          Director

          M. ("Sreeni") Sreenivasan        1995
          (47) President and Chief
          Executive Officer

     The following is a brief account of the business experience of each nominee.

     Paul C. Ahrens. Mr. Ahrens has been a Director of the Company since its inception in 1981 and became Chairman of the Board effective March 31, 1995. Mr. Ahrens, a founder of the Company, served as President and Chief Executive Officer from 1989 through March 1995. From 1981 through 1989 he was the Vice President of Technology. He also served as Secretary of the Company from 1981 through March 1995. From September 1979 to September 1980, Mr. Ahrens served as Vice President of Engineering of Colorado Organic Chemical Company, an organic chemical manufacturing company located in Commerce City, Colorado. Prior thereto, Mr. Ahrens spent five years with Allied Chemical and CIBA-Geigy in various engineering and research capacities. Mr. Ahrens holds B.S. and M.S. degrees in Chemical Engineering from M.I.T.

     Howard L. Farkas. Mr. Farkas has served as a Director of the Company since 1985. He is the President of Farkas Group, Inc., successor to Farkas Realty, which is engaged in general real estate brokerage and management activities since 1981 and a managing director in Manistee Gas Limited Liability Company, which is in the gas production and processing business. Since 1986, Mr. Farkas has also served as Secretary and a Director of Acquisition Industries, Inc., a publicly owned acquisition and merger company. Mr. Farkas serves as the Chairman of the Board of Logic Devices, Inc., a Sunnyvale, California company specializing in CMOS digital signal process semiconductor and

SRAM chips, and as a Director in various natural resource and other commercial companies. Mr. Farkas is also a vice president of G.A.S. Corp., which is a general partner of an Oklahoma limited partnership, Gas Acquisition Services, which filed for bankruptcy under Chapter 11. Though not presently in public or private practice, he has been a certified public accountant since 1951. Mr. Farkas received a B.S. (B.A.) from the University of Denver.

     Page E. Golsan, III. Mr. Golsan has served as a Director of the Company since October 1991. He is a principal of Golsan Management Company, an investment advisory company. From 1990 to 1992, Mr. Golsan was a senior advisor with Bane Barham & Holloway, registered investment advisors under the Investment Advisor Act of 1940. Since 1990 Mr. Golsan has been President and Chief Executive Officer of Bridgetown Capital, Inc., an investment company. From 1987 to 1989 he was the Executive Vice President of Calumet Industries, Inc., Chicago, Illinois, (manufacturer and marketer of petro-chemicals and other fine chemicals). Prior to 1987, he was the President and Chief Operating Officer of the K&W Products Division (specialty chemical manufacturing) of Berkshire Hathaway, Inc. Mr. Golsan also currently serves as a director of Panef Corporation, Milwaukee, Wisconsin, (a privately-held pharmaceutical and specialty chemical packaging company). Mr. Golsan holds an M.A. in Finance from Claremont Graduate School of Business and a Doctorate in Pharmacy and a B.A. in Chemistry and Zoology, both from the University of Southern California.

     M. "Sreeni" Sreenivasan. Mr. Sreenivasan has served as a Director of the Company since July 1995. He has served as President and Chief Executive Officer since March 31, 1995 and as Chief Operating Officer from 1990 through March 31, 1995. From 1988 to 1990 he was Executive Vice President and General Manager and from 1987 to 1988 he was Director of Manufacturing. Previously, he worked for Ruetgers-Nease Chemical Co. (bulk pharmaceuticals and other fine chemicals) for 13 years in various technical and manufacturing management capacities, including 7 years as Plant Manager of their Augusta, Georgia plant.
Mr. Sreenivasan received his M.S. in Chemical Engineering from Bucknell University and his M.B.A. from Penn State University.

     In connection with the issuance of common stock and a warrant to JB Partners, an investment partnership affiliated with Peter B. Cannell & Co. Inc., a New York investment management firm, the directors and officers of Synthetech (other than Mr. Golsan who was not a director at the time) have entered into an agreement to vote shares of Synthetech owned by them for the election of a nominee to the Board of Directors selected by JB Partners. Unless terminated earlier under certain circumstances, this agreement will continue until 1998. JB Partners has advised Synthetech that it will not select a nominee for election at the upcoming Annual Meeting of Shareholders.

     During the last fiscal year, there were five meetings of the Board of Directors and the Board took action by written consent on one other occasion. During the last fiscal year, each director was present for more than 75 percent of the aggregate of
(i) the total number of meetings of the Board of Directors and
(ii) the total number of meetings held by all committees of the Board on which he served.

     The Board of Directors has established an Audit Committee, the current members of which are Howard Farkas and Page Golsan.
The Audit Committee is authorized to meet with management and the

Company's independent public accountants to consider fiscal accounting matters. The principal functions of the Audit Committee are to recommend selection of independent accountants to the Board of Directors and to review the scope and result of audits. The Audit Committee met once during the last fiscal year. The Company has also established a Compensation Committee, the current members of which are Paul Ahrens, Howard Farkas and Page Golsan. The Compensation Committee is authorized to serve as the Plan Administrator for the 1995 Incentive Compensation Plan and to review and set officer compensation. The Compensation Committee met three times during the last fiscal year.

     The Company's directors do not receive an annual fee for their service as directors. The Company reimburses directors for travel and other out-of-pocket expenses of attending meetings.

Consulting and Technology Agreement

     In March 1995, Mr. Ahrens resigned his positions as President and Chief Executive Officer of the Company and became Chairman of the Board. At that time, Mr. Ahrens established an independent research and development effort to investigate new applications of novel amino acids and peptides. In connection with this transition, the Company and Mr. Ahrens entered into an agreement (the "Agreement") pursuant to which Mr. Ahrens agreed to provide consulting services to the Company and to provide the Company with licensing rights for any invention he might develop during the year which involved amino acids and/or peptide-based materials (the "Amino Acid Technology"). In March 1996, at the conclusion of the consulting services and research period, Mr. Ahrens advised the Company that he did not intend to continue further laboratory research. At that time, the Company requested, and Mr. Ahrens agreed to, an Addendum to the Agreement to expand the Company's licensing rights to any Amino Acid Technology that he may discover at any time in the future. The Company also agreed to reimburse Mr. Ahrens for his expenses associated with his attendance on behalf of the Company at technical symposiums.

Executive Officers

     Officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors. The name and age of each executive officer (other than Mr. Sreenivasan, who is listed above), their principal positions and offices held with the Company, and a brief account of their business experience is set forth below:

     Philip L. Knutson, Ph.D.  Dr. Knutson (age 46) has served as
Vice President of Research and Development since June 1988.   Dr.
Knutson is responsible for process development, "kilo lab" production and production support. From July 1986 to June 1988, he was a Senior Research Chemist with the Company. Prior thereto, Dr. Knutson was a Senior Research Chemist at Ash Stevens, Inc. in Detroit, Michigan for 7 years. He received his B.A. degree from Luther College, Decorah, Iowa and his M.A. and Ph.D. in Organic Chemistry from the University of Missouri - Columbia.

     Charles B. Williams. Mr. Williams (age 49) has served as Vice President of Administration and Finance and Treasurer since January 1990. In March, 1995, he became the Secretary of the Company and in July 1995 he also became Chief Financial Officer. He is responsible for accounting, administration, finance, personnel and information systems. From 1988 to 1990, Mr. Williams served as the Controller. Prior thereto, he was Controller for White's Electronics, Inc. of Sweet Home, Oregon for 5 years. His responsibilities at White's Electronics included accounting, data processing, personnel and finance. From 1976 to 1983, he held several accounting and financial positions with Teledyne Wah Chang, a metals producer in Albany, Oregon.
Mr. Williams earned his B.S. in Economics and M.B.A. from Oregon
State University.

                     EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

     The following table provides certain summary information concerning compensation paid by the Company to those persons who were at March 31, 1996, the Company's Chief Executive Officer, the two other executive officers of the Company and one other Company employee whose salary and bonus exceeded $100,000 during the last fiscal year (the "Named Persons ") for the fiscal years ended March 31, 1996, 1995 and 1994:

Summary Compensation Table
                                         Long-Term     All Other
                                       Compensation  Compensation($)(2)
                Annual Compensation
Name and
Principal       Year   Salary   Bonus    Stock
Position        (1)      ($)     ($)    Options (#)

M. ("Sreeni")   1996   132,000  60,000   66,000       3,203
Sreenivasan     1995   113,400  28,000   52,000       4,688
President &     1994   108,000   7,500   73,000       4,827
Chief Executive
Officer

Philip L.       1996   95,000   43,000   50,000       3,531
Knutson         1995   87,150   24,000   40,000       4,672
Vice President  1994   83,000    7,000   56,240       4,755
of Research and
Development

Charles B.      1996   75,000   35,000   34,000       3,122
Williams        1995   67,200   20,000   25,000       3,130
Vice President  1994   64,000    6,000   34,720       3,800
of Finance and
Administration

Jay A. Bouwens  1996   74,000   35,000   15,000       1,863
Director of     1995   34,149(3) 8,750(3)   ---         ---
Manufacturing

_______________________
(1)   Fiscal year ended March 31.
(2)Represents Company contributions to the account of the Named
 Persons under the Company's 401(k) plan.
(3)Mr. Bouwens was hired in September 1994.

Stock Option Grants in Last Fiscal Year

The following table provides information, with respect to the Named Persons, concerning the grant of stock options during fiscal year 1996.

       Stock Options Grants in the Last Fiscal Year(1)
                            % of
                           Total              Fair
                 Options  Options  Exercise  Market
Name             Granted  Granted     or     Value   Expiration
                   (#)       to      Base   at Date     Date
                          Employees  Price    of
                             in     ($/Sh)  Grant(3)
                           Fiscal
                          Year(2)             ($)

M. ("Sreeni")    66,000     25%     $2.84    $2.84     May 2000
Sreenivasan

Philip L.        50,000     19%     $2.84    $2.84     May 2000
Knutson

Charles B.       34,000     13%     $2.84    $2.84     May 2000
Williams

Jay A. Bouwens   10,000      4%     $2.84    $2.84     May 2000
                  5,000      2%     $0.30    $2.91     May 2005


(1)   The Company has not granted any stock appreciation rights
 (SARs).
(2) Based on an aggregate of 269,000 options being granted to all employees during the fiscal year ended March 31, 1996.
(3) The average of closing bid and asked prices on the date of grant.




Stock Option Exercises in Last Fiscal Year and Fiscal Year-End
Stock Option Values

The following table provides information, with respect to the Named Persons, concerning the options granted to them during the last fiscal year and the options held by them at March 31, 1996.

             Fiscal Year End Stock Option Value
                 Shares
                Acquired
                   on      Value    Number of         Value of
                Exercise  Realized  Unexercised     Unexercised In-
Name                                 Options at        the-Money
                  (#)      ($)       Fiscal Year       Options at
                                        End            Fiscal Year
                                                        End ($)(1)
                -------   -------  ----------------  ----------------
                                   Exer-    Unexer-   Exer-   Unexer-
                                  cisable   cisable  cisable  cisable


M. ("Sreeni")   145,200  $518,232 160,000  92,000   $945,600  $543,720
Sreenivasan
Philip L.       117,800  $425,650 123,240  70,000   $728,348  $413,700
Knutson
Charles B.       70,400  $251,264  76,220  46,500   $450,460  $274,815
Williams
Jay A. Bouwens      ---       ---   2,500  12,500    $14,775   $73,875

(1) The average of the closing bid and asked prices of the Common Stock on March 31, 1996 was $5.91.

                      SELECTION OF AUDITORS

     The Board of Directors has selected Arthur Andersen LLP as the Company's independent public accountants for the current fiscal year. Arthur Andersen LLP has audited the financial statements of the Company since the fiscal year ended March 31, 1989. It is expected that representatives of Arthur Andersen LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

                          ANNUAL REPORT

     The Annual Report to Shareholders covering the Company's fiscal year ended March 31, 1996, including audited consolidated financial statements, is transmitted herewith. Such Annual Report to Shareholders is not a part of the material for the solicitation of proxies.

                      SHAREHOLDER PROPOSALS

     Shareholders of the Company may submit proposals for inclusion in the proxy materials for the 1997 Annual Meeting of Shareholders. The proposals must meet the shareholder eligibility and other requirements of the Securities and Exchange Commission. In order for a proper shareholder proposal to be included in the proxy materials for the 1997 Annual Meeting of Shareholders, it must be received by the Secretary of the Company, at its corporate headquarters, 1290 Industrial Way, Albany, Oregon 97321, not later than February 15, 1997.

                          OTHER MATTERS

     The Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the notice of the meeting and knows of no matters to be brought before the Annual Meeting by others. If any matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the judgment of the Board of Directors.

Dated:  June 7, 1996               Charles B. Williams, Secretary

PROXY                                                                    PROXY

                                SYNTHETECH, INC.

                      1290 Industrial Way, Albany, OR 97321

      Annual Meeting of Shareholders of Synthetech, Inc. to be held on July
                                    18, 1996

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) hereby appoint(s) M. ("Sreeni") Sreenivasan and Charles B. Williams, and either of them, Proxies with full power of substitution and hereby authorize(s) them to represent and vote, as designated below, all the shares of Common Stock held of record by the undersigned on June 12, 1996, at the Annual Meeting of Shareholders of Synthetech, Inc., to be held on July 18, 1996, or any adjournments or postponements thereof.

The undersigned hereby authorize(s) the Proxies to vote on the matters set forth in the Proxy Statement of the Company dated June 7, 1996, as follows:

ELECTION OF DIRECTORS

      [ ] FOR all nominees listed below (except as marked to the contrary below) or, if any named nominee is unable to serve, for a substitute nominee.

      [  ]  WITHHOLD AUTHORITY to vote for all nominees listed below.

                Paul  C. Ahrens     Howard L. Farkas     Page E. Golsan, III
                M. ("Sreeni") Sreenivasan

IN THEIR DISCRETION, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE SIGN ON REVERSE HEREOF AND RETURN THIS PROMPTLY.  THANK YOU.

     THE BOARD OF DIRECTORS HAS NOMINATED AND RECOMMENDS A VOTE FOR THE ELECTION OF PAUL C. AHRENS, HOWARD L. FARKAS, PAGE E. GOLSAN, III, AND M. ("SREENI") SREENIVASAN AS DIRECTORS.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREON BY THE UNDERSIGNED SHAREHOLDER(S). IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES.



                          DATE:_________________________________________



                          SIGNATURE:____________________________________
                                 _______________________________________



                          SIGNATURE IF HELD
                          JOINTLY:______________________________________
                                ________________________________________

                          PLEASE INDICATE ANY CHANGES IN ADDRESS

                          Please sign name exactly as it appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.  THANK YOU.